                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section. 240.14a-12


                           SMITHWAY MOTOR XPRESS CORP.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:                  N/A
    (2) Aggregate number of securities to which transaction applies:                     N/A
    (3) Per unit price or other underlying value of transaction computed--pursuant to
        Exchange Act Rule 0-11 (Set forth the amount on which the
        filing fee is calculated and state how it was determined):                       N/A
    (4) Proposed maximum aggregate value of transaction:                                 N/A
    (5) Total fee paid:                                                                  N/A

[ ] Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:                                                          N/A
    (2) Form, Schedule or Registration Statement No.:                                    N/A
    (3) Filing Party:                                                                    N/A
    (4) Date Filed:                                                                      N/A

                           SMITHWAY MOTOR XPRESS CORP.
                                2031 QUAIL AVENUE
                             FORT DODGE, IOWA 50501

                   ------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 2005

                   ------------------------------------------

To Our Stockholders:

         The 2005 annual meeting of stockholders of Smithway Motor Xpress Corp., a Nevada corporation, will be held at our headquarters located at 2031 Quail Avenue, Fort Dodge, Iowa 50501, at 10:00 a.m. Central Time, on Friday, May 13, 2005, for the following purposes:

          1.   To consider and act upon a proposal to elect five directors;

          2. To approve the Smithway Motor Xpress Corp. 2005 Omnibus Stock Plan that authorizes the issuance under the plan of up to 500,000 shares of our Class A Common Stock;

          3. To consider and act upon a proposal to ratify the selection of KPMG LLP as our independent auditors for our fiscal year ending December 31, 2005; and

          4. To consider and act upon such other matters as may properly come before the annual meeting and any adjournment thereof.

         The foregoing matters are more fully described in the accompanying proxy statement.

         The board of directors has fixed the close of business on March 14, 2005, as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment thereof. Shares of Class A and Class B Common Stock may be voted at the annual meeting only if the holder is present at the annual meeting in person or represented by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the annual meeting or to vote your shares personally at the annual meeting, if you wish to do so. The prompt return of your proxy may save us additional expenses of solicitation.

         All stockholders are cordially invited to attend the annual meeting.

                                         By Order of the Board of Directors,

                                         /s/ G. Larry Owens
                                         G. Larry Owens
                                         Chairman of the Board, Chief Executive
                                         Officer, President, and Secretary

Fort Dodge, Iowa
April 15, 2005

                      ------------------------------------

                           SMITHWAY MOTOR XPRESS CORP.
                                2031 QUAIL AVENUE
                             FORT DODGE, IOWA 50501

                      ------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 13, 2005

                      ------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Smithway Motor Xpress Corp., a Nevada corporation, to be used at the 2005 annual meeting of stockholders, which will be held at our headquarters located at 2031 Quail Avenue, Fort Dodge, Iowa 50501 on Friday, May 13, 2005, at 10:00 a.m. Central Time, and any adjournment thereof. All costs of the solicitation will be borne by us. The approximate date on which this proxy statement and the enclosed form of proxy are first being mailed to stockholders is April 15, 2005.

                                 GENERAL MATTERS

RECORD DATE, OUTSTANDING SHARES AND QUORUM

         Only stockholders of record at the close of business on March 14, 2005, are entitled to vote, either in person or by valid proxy, at the annual meeting. Holders of Class A Common Stock are entitled to one vote for each share held. Holders of Class B Common Stock are entitled to two votes for each share held. On March 14, 2005, there were issued and outstanding 3,901,624 shares of our Class A Common Stock, entitled to cast an aggregate of 3,901,624 votes on all matters subject to a vote at the annual meeting, and 1,000,000 shares of our Class B Common Stock, entitled to cast an aggregate 2,000,000 votes on all matters subject to a vote at the annual meeting. Together, we have a total of 4,901,624 shares of common stock outstanding, entitled to cast an aggregate of 5,901,624 votes on all matters subject to a vote at the annual meeting. Stockholders are not entitled to cumulative voting in the election of directors. The holders of a majority of the shares outstanding on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting.

VOTING OF PROXIES

         All proxies that are properly executed and received by us prior to the annual meeting will be voted in accordance with the choices indicated. Any stockholder may be represented and may vote at the annual meeting by a proxy or proxies appointed by an instrument in writing. Any stockholder giving a proxy may revoke it at any time prior to its use at the annual meeting by filing with our Secretary a revocation of the proxy, by delivering to us a duly executed proxy bearing a later date, or by attending the meeting and voting in person. If no instructions are indicated, properly executed proxies will be voted "FOR" the nominees for director listed below and "FOR" the approval of the 2005 Omnibus Stock Plan and the ratification of the appointment of our independent auditors. As of the date of this proxy statement, we do not know of any matters, other than those described in this proxy statement, that are to come before the annual meeting. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have, to the extent permitted by law, the discretion to vote on such matters in accordance with their best judgment.

EFFECT OF ABSTENTIONS AND "BROKER NON-VOTES"

         If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers' shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the annual meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be considered cast with respect to the proposal for which they abstain from voting and will not be taken into account in determining the outcome of any of the proposals.

         If a stockholder does not give the broker holding the stockholder's shares instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against "routine" matters, such as the election of directors and the ratification of KPMG LLP as our independent auditors. Brokers cannot vote on their customers' behalf on "non-routine" proposals such as the approval of the 2005 Omnibus Stock Plan. These rules apply to us notwithstanding the fact that shares of our Common Stock are traded on The Nasdaq SmallCap Market. If a broker votes shares that are unvoted by its customers for or against a "routine" proposal, these shares are counted for the purpose of establishing a quorum and also will be counted for the purpose of determining the outcome of "routine" proposals for which they are cast. If a broker chooses to leave these shares unvoted, even on "routine" matters, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals. Shares held by a broker on behalf of a stockholder will not be considered cast with respect to any "non-routine" proposals and will not be taken into account in determining the outcome of any of "non-routine" proposals.

REQUIRED VOTE

         Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the annual meeting.

STOCKHOLDER PROPOSALS

         We must receive stockholder proposals intended to be presented at the annual meeting of stockholders in the year 2006 that are requested to be included in the proxy statement for that meeting at our principal executive office no later than November 15, 2005. We must receive any other stockholder proposals intended to be presented at the annual meeting of stockholders in the year 2006 at our principal executive office no later than February 1, 2006. The inclusion of any stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, including Rule 14a-8. Written copies of all stockholder proposals should be sent to our principal executive offices at Smithway Motor Xpress Corp., c/o Corporate Secretary, 2031 Quail Avenue, Fort Dodge, Iowa 50501.

ADJOURNMENT OF MEETING

         If a quorum is not present to transact business at the annual meeting or if we do not receive sufficient votes in favor of the proposals by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting.

EXPENSES OF SOLICITING PROXIES

         We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of mails, certain directors, officers and regular employees may solicit proxies by telephone, telegram or personal interview, and may request brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our stock and will reimburse them for their reasonable out-of-pocket expenses in forwarding these materials.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the annual meeting, the stockholders will elect five directors to serve as our board of directors. Each of the elected directors will serve until the 2006 annual meeting of the stockholders or until his or her successor is duly elected or until his or her earlier death or resignation or removal in accordance with our bylaws.

         Upon the unanimous recommendation of our independent directors, our board of directors has nominated Terry G. Christenberry, Labh S. Hira, Herbert
D. Ihle, G. Larry Owens and Marlys L. Smith for election as directors.

         In the absence of contrary instructions, each proxy will be voted for the election of each of the above named nominees to constitute our entire board of directors. Marlys L. Smith and G. Larry Owens, who together are entitled to cast more than 50% of the votes entitled to be cast at the annual meeting, have indicated that they will vote for the election of each of the nominees, and assuming that they do, the nominees will be elected.

         Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the board of directors may designate a substitute nominee. In that case, the person or persons appointed as proxies will vote for the substitute nominee designated by the board of directors.

INFORMATION CONCERNING CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         Information concerning the names, ages, positions with us, tenure as a director, and business experience of our continuing directors and other executive officers is set forth below. All references to experience with us include positions with our operating subsidiary, Smithway Motor Xpress, Inc., an Iowa corporation.

NAME                             AGE                        POSITION                              DIRECTOR SINCE
-------------------------        ---     ------------------------------------------------         --------------

G. Larry Owens                    67     Chairman of the Board, Chief Executive                        1996
                                         Officer, President, Secretary and Director
Terry G. Christenberry            58     Director                                                      1996
Labh S. Hira                      56     Director                                                      2004
Herbert D. Ihle                   65     Director                                                      1996
Marlys L. Smith                   65     Director                                                      2004
Thomas J. Witt                    44     Senior Vice President of Sales and Operations                  --
Douglas C. Sandvig                40     Senior Vice President, Chief Financial                         --
                                         Officer and Treasurer
Chad A. Johnson                   39     Vice President of Vehicle Operations                           --

         G. LARRY OWENS was appointed as Chief Executive Officer, President and Secretary on March 5, 2004, and Chairman of the Board on April 2, 2004. Mr. Owens had served prior to that time as Executive Vice President and Chief Financial Officer from January 1993 and Chief Administrative Officer from August 2001. Mr. Owens also served as Chief Operating Officer from May 1998 to August 2001. Prior to joining us, Mr. Owens spent twenty-five years in the banking industry, most recently from 1982 through 1992 as President of Boatmen's Bancshares' regional banks in Spencer and Fort Dodge, Iowa.

         TERRY G. CHRISTENBERRY has been the President and a director of Christenberry, Collet & Company, Inc., an investment banking firm located in Kansas City, Missouri, since its incorporation in June 1994. From September 1986 to June 1994, Mr. Christenberry was Executive Vice President and a director of H.B. Oppenheimer & Company, Inc., also an investment banking firm located in Kansas City, Missouri.

         LABH S. HIRA has served as the dean of the College of Business at Iowa State University since July 2001. Prior to serving as dean, Dr. Hira served the College of Business at Iowa State University as Senior Associate Dean from 2000 through July 2001 and as Associate Dean from 1996 through 2000. Dr. Hira joined the Iowa State faculty in 1982. Dr. Hira specializes in the taxation of retirement and insurance products with financial accounting being his teaching focus. Dr. Hira has a Ph.D. in Agricultural Economics from the University of Missouri - Columbia.

         HERBERT D. IHLE has been President and owner of Diversified Financial Services, a Naples, Florida, management and financial services consulting firm, since 1989. From 1990 to 1992, Mr. Ihle served as Senior Vice President - Finance and Controller for Northwest Airlines, and from 1963 to 1989 served in various positions, including Executive Vice President - Finance, for Pillsbury Co. Mr. Ihle also served as past Chairman of the Board of Regents of Waldorf College in Forest City, Iowa, and is a past director of Lutheran Brotherhood Insurance Company.

         MARLYS L. SMITH served in various non-executive capacities for us between March 1990 and March 1995, and has been one of our controlling stockholders since 1995.

         THOMAS J. WITT served as Vice President of Sales and Marketing upon joining us in November 2001 and was appointed to serve as Senior Vice President of Sales and Operations in February 2003. Prior to joining us, Mr. Witt worked as an Account Manager in sales for i2 Technologies, a software company serving motor carriers and third party logistics companies, from November 2000 through November 2001. From 1998 through November 2000, Mr. Witt served as Vice President-Sales for Roehl Transport, Inc., a truckload carrier. Mr. Witt has over twenty years of experience in sales and marketing, primarily in the transportation industry.

         DOUGLAS C. SANDVIG was appointed Chief Financial Officer on March 5, 2004, and has held the title of Senior Vice President since February 2003 and Treasurer since October 2003. Mr. Sandvig served as Controller from July 1997 to March 2004 and Chief Accounting Officer from May 2000 to March 2004. Mr. Sandvig also served as Vice President from September 2002 to February 2003. Prior to joining us, Mr. Sandvig was employed as a Tax Manager with Schnurr and Company LLP, a regional public accounting firm, from 1990 to 1997. Mr. Sandvig is a certified public accountant.

         CHAD A. JOHNSON has served as Vice President of Vehicle Operations since joining us in August 2003. Prior to joining us, Mr. Johnson was employed by Ruan Transportation Management Systems, a transportation management company. Mr. Johnson was employed by Ruan for approximately 19 years during which time he worked in many different capacities, including, most recently, from January 2001 until August 2003, as Vice President - Vehicle Maintenance, from July 2000 through December 2000 as Director of Operations - Vehicle Services, from June 1999 through June 2000 as Director of Vehicle Maintenance, and from January 1997 through May 1999 as Corporate Operations Manager.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.


                              CORPORATE GOVERNANCE

BOARD OF DIRECTORS

         MEETINGS OF THE BOARD OF DIRECTORS. During 2004, our board of directors met on nine occasions and acted by written consent in lieu of a meeting on one occasion. Each of the directors attended 75% or more of the meetings of the board of directors and the meetings held by all of the committees of the board on which the director served. We encourage the members of our board to attend our annual meetings of stockholders. All of our then-current directors attended the 2004 annual meeting of stockholders.

         DIRECTOR COMPENSATION. For the year commencing with our 2004 annual meeting of stockholders, directors who were not employed by us received a $7,500 annual retainer, $1,000 for each meeting of the board of directors attended by the director ($500 if attended telephonically), and $500 per committee meeting attended by the director (whether in person or telephonically). In addition to the compensation received by non-employee directors generally, the Chairman of our audit committee received a $5,000 annual retainer paid in advance at the 2004 annual meeting. For the year commencing with our 2005 annual meeting of stockholders, in addition to the other fees noted above, we anticipate that for directors who were not employed by us, the annual retainer will be increased to $10,000 and the Chairman of our compensation committee will receive a $1,500 annual retainer paid in advance at the annual meeting. Directors are also reimbursed for their expenses incurred in attending the meetings. In 2004, Mr. Christenberry and Ihle also received an option to purchase 1,000 shares of our Class A Common Stock at the closing market price on the date of the annual meeting. In 2005, non-employee directors who are elected at the annual meeting will receive an option to purchase 3,000 shares of our Class A Common Stock at the closing market price on the date of the annual meeting, assuming the 2005 Omnibus Stock Plan is approved by our stockholders. The options granted to non-employee directors vest on the one-year anniversary of the date of grant, and expire on the six-year anniversary of the date of grant.

         DIRECTOR INDEPENDENCE. Our Class A Common Stock is listed on the Nasdaq SmallCap Market, and therefore it is subject to the listing standards, including standards relating to corporate governance, embodied in applicable rules promulgated by the National Association of Securities Dealers, Inc. ("NASD"). The board of directors has determined that Terry G. Christenberry, Labh S. Hira and Herbert D. Ihle are "independent" under NASD Rule 4200(a)(15). In accordance with NASD Rule 4350(c)(2), our independent directors hold regularly scheduled meetings, referred to as "executive sessions," at which only the independent directors are present. During 2004, the independent directors met in executive session on five occasions.

         STOCKHOLDER COMMUNICATIONS. Our board of directors provides a process for stockholders to send written communications to the entire board or individual directors. If you wish to send a communication to the entire board of directors, your communication should be sent via certified mail, return receipt requested, and addressed as follows: The board of directors, Smithway Motor Xpress Corp., c/o Chief Executive Officer, 2031 Quail Avenue, Fort Dodge, Iowa 50501. Written communications addressed in this manner will be copied and distributed to each director at or prior to the next board meeting. If you wish to communicate with an individual director, your communication should be sent via certified mail, return receipt requested, and addressed as follows: Name - Director, Smithway Motor Xpress Corp., c/o Chief Executive Officer, 2031 Quail Avenue, Fort Dodge, Iowa 50501. Written communications received in this manner will not be opened, but rather delivered unopened to the director to whom they are addressed at or prior to the next board meeting. Any communication addressed to an individual director may be disclosed by that director, in his or her sole discretion, to other members of the board or management, if that director believes such disclosure is appropriate under the circumstances.

COMMITTEES OF THE BOARD OF DIRECTORS

         The board of directors has standing audit and compensation committees. Messrs. Christenberry, Hira and Ihle are the current members of both the audit and compensation committees.

THE AUDIT COMMITTEE

         PURPOSE, FUNCTIONS, COMPOSITION, AND MEETINGS OF THE AUDIT COMMITTEE. The audit committee is responsible for the appointment, compensation, retention and oversight of the work of any independent auditors engaged by us for the purpose of preparing or issuing an audit report or performing other audit or similar services for us. The audit committee meets with our independent auditors to discuss our financial statements and matters relating to their independence, as well as to ensure that the scope of their activities has not been restricted and that adequate responses to their recommendations and inquiries have been received. The audit committee also periodically meets with management to discuss our financial statements and the adequacy of our internal financial controls. In addition, the audit committee reviews and approves our transactions with related parties, in the absence of the appointment of a special committee for that purpose.

         The audit committee currently is comprised of Terry G. Christenberry, Labh S. Hira and Herbert D. Ihle. Mr. Christenberry serves as the Chairman of the audit committee. Each member of the audit committee satisfies the independence and audit committee membership criteria set forth in NASD Rule 4350(d)(2). Specifically, each member of the audit committee:

         o   is independent under NASD Rule 4200(a)(15);

         o meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended;

         o did not participate in the preparation of our financial statements or the financial statements of any of our current subsidiaries at any time during the past three years; and

         o is able to read and understand fundamental financial statements, including our balance sheet, statement of operations, statement of stockholders' equity and statement of cash flows.

         The audit committee met four times during 2004. Each member of the audit committee attended at least 75% of the audit committee meetings held during 2004.

         AUDIT COMMITTEE FINANCIAL EXPERT. The board of directors has determined that Herbert D. Ihle is an "audit committee financial expert," as defined under
Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC"), based upon education and work experience.

         AUDIT COMMITTEE CHARTER. Since 1997, the audit committee has operated pursuant to a written charter detailing its powers and duties. In 2003, the audit committee amended and restated its charter to comply with certain requirements of the Sarbanes-Oxley Act of 2002. In February 2004, the audit committee again amended and restated its charter to comply with the requirements of NASD Rule 4350(d)(1). This charter was included as an appendix to the proxy statement for our 2004 annual meeting of stockholders.

                         AUDIT COMMITTEE REPORT FOR 2004

         The primary purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities relating to the quality and integrity of our company's financial reports and financial reporting processes and systems of internal controls. Our management has primary responsibility for our financial statements and the overall reporting process, including maintenance of our system of internal controls. We retain independent auditors who are responsible for conducting an independent audit of our financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon. In performing its duties, the audit committee has discussed our financial statements with management and our independent auditors and, in issuing this report, has relied upon the responses and information provided to the audit committee by management and the independent auditors.

         For the fiscal year ended December 31, 2004, the audit committee has reviewed and discussed the audited financial statements with management and KPMG LLP, our independent auditors. Specifically, the audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which include, among other things:

         o   methods used to account for significant unusual transactions;

         o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

         o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

         o disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

         The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors the independent auditors' independence.

         Based on the foregoing reviews and meetings, the audit committee recommended to our board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC. The audit committee also approved the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2005, subject to the ratification of our company's stockholders.

                                            AUDIT COMMITTEE:

                                            Terry G. Christenberry (Chairman)
                                            Labh S. Hira
                                            Herbert D. Ihle

         The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any filings incorporating this proxy statement by reference, except to the extent we incorporate such report by specific reference.

THE COMPENSATION COMMITTEE

         The compensation committee of the board of directors met three times during 2004. Terry G. Christenberry, Labh S. Hira and Herbert D. Ihle currently serve on the compensation committee, with Mr. Ihle serving as Chairman. This committee reviews all aspects of compensation of our executive officers and makes recommendations on such matters to the full board of directors. Each member of the compensation committee attended at least 75% of the compensation committee meetings during 2004.

OTHER COMMITTEES

         With the exception of the audit committee and the compensation committee, the board does not maintain any other standing committees. However, certain procedures have been adopted by the board of directors regarding director nominees and candidates.

         PROCESS FOR IDENTIFYING AND EVALUATING DIRECTOR NOMINEES. We believe that it is appropriate for us not to have a standing nominating committee or a committee performing similar functions because a majority of our independent directors recommend director nominees for our board's selection in accordance with NASD rules, and we believe such a process provides the protections of a full committee at a reduced cost. Because we do not maintain a standing nominating committee, we have no written nominating committee charter; however, we have adopted the nomination procedure described in this section by board resolution.

         With regard to qualities and skills, our independent directors believe it is necessary that: (i) at least a majority of the members of the board of directors qualify as "independent" under NASD Rule 4200(a)(15); (ii) at least three members of the board of directors satisfy the audit committee membership criteria specified in NASD Rule 4350(d)(2); and (iii) at least one member of the board of directors eligible to serve on the audit committee has sufficient knowledge, experience, and training concerning accounting and financial matters so as to qualify as an "audit committee financial expert" within the meaning of
Item 401(h) of Regulation S-K. In addition to these specific requirements, the independent directors take into account all factors they consider appropriate, which may include experience, accomplishments, education, understanding of our business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, the independent directors will first consider current board members because they meet the criteria listed above and possess knowledge of our history, strengths, weaknesses, goals and objectives. We do not pay a fee to any third party to identify, evaluate or assist in identifying or evaluating potential nominees.

         CONSIDERATION OF DIRECTOR CANDIDATES RECOMMENDED BY STOCKHOLDERS. Our independent directors will consider director candidates recommended by stockholders; provided, that the following procedural requirements are satisfied. Candidate recommendations should be mailed via certified mail, return receipt requested, and addressed to the "Independent Directors", Smithway Motor Xpress Corp., c/o Chief Executive Officer, 2031 Quail Avenue, Fort Dodge, Iowa 50501. In order to be considered for inclusion in the proxy statement, a stockholder recommendation must: (i) be received at least 120 days prior to the first anniversary of the date of the proxy statement for the prior year's annual meeting (by November 15, 2005, for director candidates to be considered for nomination for election at the 2006 annual meeting of stockholders); (ii) contain sufficient background information, such as a resume and references, to enable the committee to make a proper judgment regarding his or her qualifications; (iii) be accompanied by a signed consent of the proposed nominee to serve as a director if elected, and a representation that such proposed nominee qualifies as "independent" under NASD Rule 4200(a)(15) or, if the proposed nominee does not qualify, a description of the reason(s) he or she is not "independent"; (iv) state the name and address of the person submitting the recommendation and the number of shares of our Class A or Class B Common Stock owned of record or beneficially by such person; and (v) if submitted by a beneficial stockholder, be accompanied by evidence that the person making the recommendation beneficially owns shares of our Class A or Class B Common Stock.

CODE OF BUSINESS CONDUCT AND ETHICS

         The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, and employees. The Code of Business Conduct and Ethics includes provisions applicable to our principal executive officer, principal financial officer, principal accounting officer and controller or persons performing similar functions, and constitutes a "code of ethics" within the meaning of Item 406(b) of Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. In 2005, (a) our law firm inadvertently failed to file on a timely basis one report regarding the exercise of a stock option granted to Mr. Owens and (b) each of Messrs. Christenberry and Ihle failed to file on a timely basis one report regarding a grant of stock options to them due to administrative error. You may view copies of Section 16(a) forms our directors and executive officers file with the SEC through our website at www.sxmc.com.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the annual and long-term compensation paid to our chief executive officer and our other named executive officers for services in all capacities to us for the fiscal years ended December 31, 2004, 2003, and 2002.


                                                                                LONG-TERM
                                            ANNUAL COMPENSATION               COMPENSATION
                                            -------------------               -------------
                                                                               SECURITIES
                                                                               UNDERLYING            ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR     SALARY ($)      BONUS ($)         OPTIONS (#)     COMPENSATION ($) (1)
---------------------------         ----     ----------      ---------         -----------     --------------------

G. Larry Owens                      2004      197,837         44,084(2)            --                  4,100
Chairman, Chief Executive Officer   2003      157,500             --               --                   361
President and Secretary             2002      157,500             --               --                  2,160

Thomas J. Witt                      2004      142,213         24,500               --                  3,055
Senior Vice President of            2003      135,000             --             37,500                 675
Sales and Operations                2002      126,000             --               --                  2,184

Douglas C. Sandvig                  2004      136,154         27,000               --                  2,926
Senior Vice President, Chief        2003      102,068             --               --                   243
Financial Officer and Treasurer     2002       80,000             --              2,350                1,094

Chad A. Johnson                     2004      112,116         15,950               --                  2,408
Vice President of Vehicle           2003       42,548(3)          --             25,000                 --
Operations                          2002           --             --               --                   --

------------

(1) Amounts in 2004 represent our contributions to our 401(k) Plan, including forfeitures re-allocated to participants. In 2003 and 2002, we did not make matching contributions to our 401(k) Plan. Amounts for 2003 and 2002 are comprised solely of forfeitures re-allocated pursuant to the terms of the 401(k) Plan to the accounts of the named executive officers.

(2) Includes a bonus of $9,084 under our 1997 Profit Incentive Plan that was paid by issuing Mr. Owens 695 shares of Class A Common Stock on March 15, 2005 (after payment of withholding taxes by Mr. Owens).

(3)  Mr. Johnson joined us in August 2003.


OPTION GRANTS IN LAST FISCAL YEAR

         We granted no stock options to the named executive officers during the fiscal year ended December 31, 2004. We have not granted any stock appreciation rights.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

         The following table sets forth information regarding the exercise of options by the named executive officers during the fiscal year ended December 31, 2004, and information regarding options held by the named executive officers.



                                                                   NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                SHARES                        OPTIONS AT FISCAL YEAR-END (#)     FISCAL YEAR-END ($) (2)
                             ACQUIRED ON     VALUE REALIZED   ------------------------------   ---------------------------
NAME                         EXERCISE (#)      ($) (1)        EXERCISABLE      UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ------------    --------------   -----------      -------------   -----------   -------------
G. Larry Owens                  25,000          124,938           85,000             --           260,690          --
Thomas J. Witt                    --               --             24,000           28,500         146,526       177,422
Douglas C. Sandvig                --               --             37,350             --           146,692          --
Chad A. Johnson                   --               --             10,000           15,000          59,490        89,235

-------------

(1) Market value of underlying securities on date of exercise minus the exercise price.

(2) Market value of underlying securities at fiscal year-end minus the exercise price.

1997 PROFIT INCENTIVE PLAN

         On May 8, 1997, we adopted the 1997 Profit Incentive Plan to provide an incentive for future service for selected employees. Under this plan, for each full fiscal year we set aside for delivery to the plan participants in accordance with their respective designated percentages, a number of shares of Class A Common Stock having a fair market value on the distribution date equal to a designated percentage of our consolidated net earnings for the applicable fiscal year. Distributions for any fiscal year are made after the close of the fiscal year. We may withhold sufficient shares from any distribution to cover withholding obligations.

         In 2004, Mr. Owens participated in the 1997 Profit Incentive Plan and was entitled to receive a payout in shares of our Class A Common Stock equal to 0.6% of our 2004 consolidated net earnings. On March 15, 2005, we issued Mr. Owens 695 shares of Class A Common Stock under this plan, which is equivalent to a payout of $9,084 (1,477 shares of Class A Common Stock) under the plan following the withholding of shares to cover Mr. Owens' withholding obligations.

         Our board of directors recently terminated the 1997 Profit Incentive Plan and no payments will be made pursuant to the plan in future years.

CHANGE-IN-CONTROL ARRANGEMENTS AND OTHER RIGHTS TRIGGERED UPON A
CHANGE-IN-CONTROL

         We have entered into Change-In-Control Agreements with each of the named executive officers other than Mr. Witt. The Change-In-Control Agreements in general provide that if the named executive officer is involuntarily terminated in connection with the occurrence of certain change-in-control events, then the named executive officer will be entitled to a severance payment in an amount intended to compensate him for any salary that he would have otherwise been entitled to receive during the 24 month period following the occurrence of the change-in-control event (this 24 month period being referred to as the "Transition Period"). During the Transition Period, the named executive officer also would be entitled to participate in any health, disability and life insurance plans in which he participated prior to his termination, and to be compensated for any legal fees he incurs in connection with the enforcement of his rights under the Change-In-Control Agreement. The change-in-control events giving rise to the named executive officer's rights under the Change-In-Control Agreement include, in general terms, (i) the acquisition by certain persons of beneficial ownership, whether directly or indirectly, of securities representing 35% or more of the combined voting power of our then outstanding securities, (ii) a failure of the continuing directors to constitute a majority of the board of directors, (iii) our consummation of a reorganization, merger or consolidation, or a statutory exchange of our outstanding voting securities, and (iv) a complete liquidation or dissolution or sale or other disposition of all or substantially all of our assets.

         In addition, under certain circumstances in which there is a change of control, holders of outstanding stock options granted under our Incentive Stock Plan, New Employee Incentive Stock Plan and Outside Director Stock Option Plan may be entitled to exercise such options notwithstanding that such options may otherwise not have been fully exercisable. Similar rights could be extended to holders of other awards under our equity compensation plans if any such awards are granted.

COMPENSATION COMMITTEE INTERLOCKS, INSIDER PARTICIPATION AND
RELATED PARTY TRANSACTIONS

         COMPENSATION COMMITTEE INTERLOCKS, INSIDER PARTICIPATION. Messrs. Hira, Ihle and Christenberry and Robert E. Rich (through May 2005) served as the compensation committee in 2004. None of such individuals has been our officer or employee.

         RELATED PARTY TRANSACTIONS. We had no related party transactions in 2004 required to be disclosed in this proxy statement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation committee of the board of directors prepared the following report on executive compensation for the fiscal year ended December 31, 2004.

         Under the compensation committee's supervision, our company has adopted compensation policies that seek to attract and retain excellent management personnel and align the interests of executive officers with the interests of stockholders. The three primary components of executive officer compensation are base salary, bonus and stock-based compensation.

         BASE SALARY. For 2004, our company did not increase the base salary of Mr. Johnson. Messrs. Owens, Sandvig and Witt received modest increases in base salary in 2004, primarily to reflect a cost-of-living increase.

         In determining the base salaries of our company's executive officers for 2004, the compensation committee reviewed individual performance and the compensation of persons holding similar positions at other publicly traded truckload carriers. The compensation committee took into account the relative size of comparable companies, growth rates, geographic considerations and operating performance. The compensation committee believes that the base salaries of its executive officers, other than the base salary of the chief executive officer that is discussed separately below, have been at or below the average levels paid by comparable, publicly traded truckload carriers, primarily due to operating performance and geographic considerations.

         BONUS COMPENSATION. In 2004, the compensation committee awarded the executive officers a discretionary bonus based upon the individuals' and our company's consolidated performance during 2004. In 2004, Mr. Owens also participated in our 1997 Profit Incentive Plan that paid him a bonus amount equal to a percentage of our consolidated net earnings. All of the named executive officers received a bonus for 2004. The compensation committee has implemented a bonus program for 2005 pursuant to which the executive officers are eligible to receive cash bonuses. An amount equal to 50% of each executive officer's targeted bonus amount will be earned based on our company's achievement of our quarterly net income goals. The other 50% of each executive officer's targeted bonus amount will be earned based on the achievement by each executive officer of highly-specific individual goals; provided, that our company achieves annual net income equal to at least 75% of our annual net income goal. The component of the bonus based on our company's net income will be earned and paid quarterly while the component of the bonus based on individual goals will be earned on an annual basis and paid following completion of 2005.

         STOCK-BASED COMPENSATION. The compensation committee believes that the use of stock-based compensation as a component of potential compensation can align the interests of executive officers and stockholders and encourage executive officers to focus on long-term, profitable growth. From time-to-time the compensation committee has made or recommended stock option grants and other stock awards to executive officers. Mr. Owens received an award of 695 shares of our Class A Common Stock in 2004.

         BENEFITS. We believe that we must offer a competitive benefits program to attract and retain our executive officers. During 2004, we provided medical and other benefits to our executive officers that are generally available to our other employees, as well as a car allowance.

         CHIEF EXECUTIVE OFFICER. In 2004, we increased Mr. Owens' annual base salary from $157,500 to $200,000. The compensation committee believes that Mr. Owens' base salary was reasonable in relation to the base salaries of chief executive officers of comparable companies. As noted above, in 2004 Mr. Owens participated in our 1997 Profit Incentive Plan pursuant to which he was eligible to earn a bonus equal to a percentage of our company's net earnings. Under this plan, Mr. Owens received a bonus of $9,084, which was payable in shares of our Class A Common Stock; he received 695 shares of Class A Common Stock following the Company's withholding of shares to pay taxes on Mr. Owens' behalf. The board of directors recently terminated the 1997 Profit Incentive Plan. Mr. Owens also received a $35,000 discretionary bonus based upon his and our company's consolidated performance during 2004. As one of our company's largest stockholders, Mr. Owens' net worth is directly affected by our company's performance and stock price.

                             COMPENSATION COMMITTEE:

                             Herbert D. Ihle (Chairman)
                             Terry G. Christenberry
                             Labh S. Hira

         The Compensation Committee Report on Executive Compensation, and the performance graph appearing later in this proxy statement shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any filing incorporating this proxy statement by reference, except to the extent we incorporate this report or the graph by specific reference.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth, as of March 14, 2005, the number and percentage of outstanding shares of Class A and Class B Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director, by each named executive officer, and by all of our directors and executive officers as a group. We had outstanding 3,901,624 shares of Class A Common Stock (each entitled to one vote) and 1,000,000 shares of Class B Common Stock (each entitled to two votes) as of March 14, 2005. The business address for all persons indicated below is 2031 Quail Avenue, Fort Dodge, Iowa 50501.


                                                                                            PERCENTAGE OF OUTSTANDING SHARES
                                                                                            --------------------------------
                                                                      AMOUNT AND NATURE     CLASS A      CLASS B
NAME OF BENEFICIAL OWNER                                                OF BENEFICIAL       COMMON       COMMON       COMMON
OR IDENTITY OF GROUP                         TITLE OF CLASS            OWNERSHIP (1)        STOCK        STOCK        STOCK
------------------------                   ------------------         -----------------    --------      -------      -------
DIRECTORS AND EXECUTIVE OFFICERS:
G. Larry Owens                             Class A Common Stock           285,237 (2)         7.2%         --           5.7%
Terry G. Christenberry                     Class A Common Stock            23,800 (3)          *           --            *
Labh S. Hira                               Class A Common Stock              --               --           --           --
Herbert D. Ihle                            Class A Common Stock            12,000 (4)          *           --            *
Marlys L. Smith                            Class A Common Stock         1,093,856 (5)        28.0%         --          22.3%
                                           Class B Common Stock         1,000,000 (5)         --         100.0%        20.4%
Thomas J. Witt                             Class A Common Stock            24,000 (6)          *           --            *
Douglas C. Sandvig                         Class A Common Stock            40,100 (7)         1.0%         --            *
Chad A. Johnson                            Class A Common Stock            10,000 (8)          *           --            *
Executive officers and directors as a      Class A Common Stock         1,488,993 (9)        36.5%         --          29.3%
group
  (8 persons)                              Class B Common Stock         1,000,000 (9)         --         100.0%        20.4%

------------

*    Less than 1%.

(1) In accordance with applicable rules under the Securities Exchange Act of 1934, as amended, the number of shares indicated as beneficially owned by a person includes shares of Class A Common Stock underlying options that are currently exercisable or will be exercisable within 60 days from March 14, 2005. Shares of Class A Common Stock underlying stock options that are currently exercisable or will be exercisable within 60 days from March 14, 2005, are deemed to be outstanding for purposes of computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated all shares are owned directly.

(2) Consists of (a) 175,695 shares of Class A Common Stock, (b) 24,342 shares of Class A Common Stock allocated to the account of Mr. Owens under our 401(k) plan, (c) 200 shares of Class A Common Stock held as custodian for Mr. Owens' minor children under the Uniform Gifts to Minors Act, as to which beneficial ownership is disclaimed, and (d) options to purchase 85,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2005.

(3) Consists of (a) 12,300 shares of Class A Common Stock, (b) 2,500 shares of Class A Common Stock held under the Christenberry, Collett & Company, Inc. 401(k) Plan, a unitized plan that has allocated approximately 25% of the Plan assets to Mr. Christenberry, as to which beneficial ownership of plan assets not allocated to Mr. Christenberry is disclaimed, and (c) options to purchase 9,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2005.

(4) Consists of (a) 3,000 shares of Class A Common Stock and (b) options to purchase 9,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2005.

(5) The Class B Common Stock is entitled to two votes per share so long as it is beneficially owned by Ms. Smith or certain members of her immediate family. As a result of this two-class structure, Ms. Smith beneficially owns shares of Class A and Class B Common Stock representing 52.4% of the voting power of all outstanding voting shares. Consists of (a) 858,832 shares of Class A Common Stock, (b) 1,000,000 shares of Class B Common Stock, (c) 190,000 shares of Class A Common Stock held in the name of Melissa Turner as voting trustee for the benefit of the Smith Family Limited Partnership, as to which beneficial ownership is disclaimed, and
     (d) 45,024 shares of Class A Common Stock held a 401(k) Plan account. Melissa Turner is the daughter of Ms. Smith.

(6) Consists of options to purchase 24,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2005.

(7) Consists of (a) 2,750 shares of Class A Common Stock and (b) options to purchase 37,350 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2005.

(8) Consists of options to purchase 10,000 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2005.

(9) Consists of (a) 1,314,643 shares of Class A Common Stock, (b) 1,000,000 shares of Class B Common Stock and (c) options to purchase 174,350 shares of Class A Common Stock that are currently exercisable or will become exercisable within 60 days from March 14, 2005.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return of our Class A Common Stock with the cumulative total stockholder return of the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Trucking & Transportation Stocks.

                Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                          Smithway Motor Xpress Corp.

               Produced on 3/24/2005 including data to 12/31/2004

                              [PERFORMANCE GRAPH]

                                     LEGEND

Symbol       CRSP total Returns Index:                    12/1999    12/2000    12/2001   12/2002    12/2008     12/2004
--------     ------------------------                     -------    -------    -------   -------    -------     -------

------- [ ]  Smithway Motor Xpress Corp.                   100.0       40.9       44.8       18.7       47.3       174.5
--- ---  *   Nasdaq Stock Market (US Companies)            100.0       60.3       47.8       33.1       49.4        53.8
- - - - /\   Nasdaq Trucking & Transportation Stocks       100.0       90.9      107.5      109.4      156.7       200.9
             SIC 3700-3799, 4200-4299, 4400-4599, 4700-4799 US & Foreign

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.   The index level for all series was set to $100.0 on 12/31/1999.

         There can be no assurance that our stock performance will continue into the future with the same or similar trends depicted in the graph above. We will not make or endorse any predictions as to future stock performance. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the Nasdaq Stock Market, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799 US & Foreign.


                                   PROPOSAL 2
                       APPROVAL OF 2005 OMNIBUS STOCK PLAN

         In February 2005, the board of directors unanimously adopted the Smithway Motor Xpress Corp. 2005 Omnibus Stock Plan (the "2005 Plan") subject to approval by our stockholders. The full, authoritative text of the 2005 Plan is attached hereto as Annex A. A summary follows for convenience only. Subject to stockholder approval, only the 2005 Plan document itself is binding on our company or any participant in the 2005 Plan. The board of directors continues to believe that stock-based compensation programs are a key element in achieving the financial and operations objectives of our company. Our compensation programs have been designed to motivate our management and employees to work towards the common goal of maximizing stockholder return. The board of directors believes approval of the 2005 Plan by the stockholders is necessary and desirable to continue such stock-based incentive programs.

         Our existing equity compensation plans only permit us to grant stock options to new employees or non-statutory stock options to existing employees. The board of directors believes that the administrative flexibility and various forms of awards available under the 2005 Plan will enable them to provide important incentives to directors, officers, employees and consultants to achieve our strategic business plans. The board of directors also believes that the tools provided under the 2005 Plan are required for our company to compete for, motivate and retain high-quality directors, executives, employees and consultants.

         Under our Outside Director Stock Plan, options to purchase 12,000 shares of our Class A Common Stock remained outstanding as of December 31, 2004 and March 14, 2005. Pursuant to its terms, no additional awards may be granted under the Outside Director Stock Plan. Under our Incentive Stock Plan, options to purchase 193,850 shares of our Class A Common Stock remained outstanding as of December 31, 2004 and March 14, 2005. We are permitted to grant options to purchase 254,350 shares of our Class A Common Stock under the Incentive Stock Plan as of March 14, 2005; however, these options must be non-statutory stock options. Under our New Employee Incentive Plan, options to purchase 40,000 shares of our Class A Common Stock remained outstanding as of December 31, 2004 and March 14, 2005. We are permitted to grant options to purchase 360,000 shares of our Class A Common Stock under the New Employee Incentive Plan as of March 14, 2005, but only to new employees. The board of directors has determined that following approval of the 2005 Plan by stockholders, we will no longer be authorized to grant any awards under the Outside Director Stock Plan or Incentive Stock Plan; however, we will continue to be authorized to grant awards to new employees under the New Employee Incentive Plan.

         Marlys L. Smith and G. Larry Owens, who together are entitled to cast more than 50% of the votes entitled to be cast at the annual meeting, have indicated that they will vote for the approval of the 2005 Plan, and assuming that they do, the 2005 Plan will be approved.

NEW PLAN BENEFITS

         The future benefits or amounts that would be received under the 2005 Plan by executive officers, non-executive directors and non-executive officer employees are discretionary and are therefore not determinable at this time, except that non-employee directors who are elected at the annual meeting will receive an option to purchase 3,000 shares of our Class A Common Stock at the closing market price on the date of the annual meeting. These options granted to non-employee directors will vest on the one-year anniversary of the date of grant, and expire on the six-year anniversary of the date of grant. The benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the 2005 Plan had been in effect cannot be determined.

MARKET PRICE OF CLASS A COMMON STOCK

         The closing market price of our Class A Common Stock on March 14, 2005 was $6.00 per share.

               SUMMARY DESCRIPTION OF THE 2005 OMNIBUS STOCK PLAN

PURPOSE OF THE 2005 PLAN

         The purpose of the 2005 Plan is to motivate our key personnel to produce a superior return for our stockholders by offering them an opportunity to realize stock appreciation, by facilitating their ownership of our Class A Common Stock and by rewarding them for achieving a high level of corporate performance. The 2005 Plan is also intended to facilitate recruiting and retaining key personnel, including outside directors, consultants and advisors, of outstanding ability.

SHARES AVAILABLE UNDER THE PLAN

         There are 500,000 shares of our Class A Common Stock available for awards under the 2005 Plan. This number is subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of our company. The 2005 Plan will remain in effect until all stock subject to it has been distributed or until all awards have expired or lapsed. In addition, our board of directors may terminate the 2005 Plan at any time, subject to the conditions stated in the 2005 Plan. The 2005 Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a "qualified plan" under
Section 401(a) of the Internal Revenue Code of 1986.

PLAN ADMINISTRATION

         The 2005 Plan is administered by a committee of two or more non-employee members of the board of directors, or by action of the board of directors as permitted in the 2005 Plan. In the event of a conflict between a permitted action of the board of directors and an action of the committee, the action of the board of directors controls. The committee has the authority to interpret the 2005 Plan and any award or agreement made under the 2005 Plan. The committee also has the authority, subject to the terms of the 2005 Plan, to establish, amend, waive and rescind any rules relating to the 2005 Plan. The committee is also responsible for determining when and to whom awards will be granted, the form of each award, the amount of each award and any other terms of an award, consistent with the 2005 Plan.

         Members of the committee are designated by our board of directors and serve on the committee for an indefinite term, at the discretion of our board of directors. The committee may delegate all or any portion of its authority to persons who are not non-employee directors solely for purposes of determining and administering awards to persons who are not insiders of our company.

ELIGIBILITY

         All of our employees and persons who provide services to us and our affiliates, including directors, advisors and consultants, are eligible to receive awards under the 2005 Plan. The selection of those to whom awards under the 2005 Plan are made is within the sole discretion of the committee.

TYPES OF AWARDS UNDER THE PLAN

         The types of awards that may be granted under the 2005 Plan include incentive and non-statutory stock options, stock appreciation rights, performance units, restricted stock and other stock-based awards. The following is a brief description of the material characteristics of each type of award.

         INCENTIVE AND NON-STATUTORY STOCK OPTIONS. Incentive stock options are options designated by the committee as incentive stock options that comply with the requirements of Section 422 of the Internal Revenue Code of 1986 or any successor provision. Non-statutory stock options are all options other than incentive stock options. Stock options may be granted and exercised at such times as the committee may determine, but no more than 250,000 shares of Class A Common Stock underlying stock options may be granted to any one person in any year. The purchase price of each share subject to an option shall be determined by the committee and set forth in an option agreement, and, except where determined otherwise by the committee, shall not be less than 100% of the fair market value of a share as of the date the option is granted. Each option shall be exercisable in whole or in part on the terms provided in the agreement. In no event shall any option be exercisable at any time after the expiration of its term. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated.

         The purchase price of the shares with respect to which an option is exercised shall be payable in full at the time of exercise. The purchase price may be payable in cash, by delivery or tender of shares having a fair market value as of the date the option is exercised equal to the purchase price of the shares being purchased pursuant to the option, or a combination thereof, as determined by the committee, but no fractional shares will be issued or accepted. A participant exercising a stock option shall not be permitted to pay any portion of the purchase price with shares if, in the opinion of the committee, payment in such manner could have adverse financial accounting consequences for our company. The committee may also provide for a reload option, in which a participant who exercises an option and pays the option price in whole or in part with shares then owned by the participant will be entitled to receive another option covering the same number of shares tendered and with a price of no less than fair market value of our Class A Common Stock on the date of grant of such additional option.

         With respect to incentive stock options, the committee retains full authority to impose other conditions, limitations or provisions where needed to qualify the option as an incentive stock option. For example, the purchase price of each share subject to an incentive stock option shall not be less than 100% of the fair market value of a share as of the date the incentive stock option is granted if this limitation is necessary to qualify as an incentive stock option. The aggregate fair market value of the shares with respect to which incentive stock options held by an individual first become exercisable in any calendar year shall also not exceed $100,000 (or such other limit required by law) if this limitation is necessary to qualify the option as an incentive stock option. Any stock options exceeding this limit will be treated as non-statutory stock options. An incentive stock option will also not be exercisable more than 10 years after the date of grant (or such other limit imposed by law) if this limitation is necessary to qualify the option as an incentive stock option.

         In addition, no participant may receive an incentive stock option under the 2005 Plan if, at the time the award is granted, the participant owns shares possessing more than 10% of the total combined voting power of all classes of stock of our company or our subsidiaries, unless (1) the option price for that incentive stock option is at least 110% of the fair market value of the shares subject to that incentive stock option on the date of grant and (2) that option is not exercisable after the date five years from the date of grant.

         STOCK APPRECIATION RIGHTS AND PERFORMANCE UNITS. The recipient of a stock appreciation right receives, upon exercise of the right and subject to the terms and conditions specified by the committee, all or a portion of the excess of the fair market value of a specified number of shares as of the date of exercise of the right over a specified price that shall not be less than 100% of the fair market value of such shares as of the date of grant of the right. Payment shall be made upon exercise of a stock appreciation right, subject to terms and conditions imposed by the committee in the agreement. No stock appreciation right shall be exercisable at any time after the expiration of its term, and when a stock appreciation right is no longer exercisable, it shall be deemed to have lapsed or terminated. In no event may a participant be awarded more than 250,000 shares in the form of stock appreciation rights in any year.

         An award of performance units under the 2005 Plan entitles the recipient to future payments of cash, shares or a combination of cash and shares, as determined by the committee, based upon the achievement of pre-established performance targets. The committee shall determine the extent to which performance targets have been attained and the amount of payment due for such satisfaction.

         Note that an agreement may permit an acceleration of the performance cycle, and an adjustment of performance targets and payments with respect to some or all of the performance units awarded to a participant, upon the occurrence of certain events, which may, but need not include, without limitation, a fundamental change in our company as defined in the 2005 Plan, the participant's death or retirement or other events affecting the capitalization of our company.

         RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. The committee may award restricted stock under the 2005 Plan, which is stock subject to specified restrictions on transfer and conditions of forfeiture. A holder of restricted stock shall have all the other rights of a stockholder, including the right to receive dividends and the right to vote. No more than 250,000 of the total number of shares available as awards under the 2005 Plan shall be issued as restricted stock.

         The committee may also award stock or other awards, such as securities convertible into stock and phantom securities. The granting of such awards is within the discretion of the committee; however, no more than 250,000 of the total number of shares available for awards under the 2005 Plan shall be issued during the term of the 2005 Plan in the form of stock without restrictions.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS, FORFEITURE

         The committee may provide in an award agreement for the lapse or waiver of restrictions or conditions on restricted stock or other awards, or acceleration of the vesting of stock options, stock appreciation rights and other awards, or acceleration of the term with respect to which the achievement of performance targets for performance units is determined in the event of a fundamental change in the corporate structure of our company, upon a change of control of our company or upon the participant's death, disability or retirement.

         If the participant's employment or other relationship with our company or our affiliates is terminated for any reason, then any unexercised portion of the award will generally be forfeited, except as provided in the award agreement or by the committee.

ADJUSTMENTS, MODIFICATIONS, TERMINATION

         The board of directors may at any time terminate, suspend or modify the 2005 Plan. And, except as where stated otherwise in the 2005 Plan, the committee may at any time alter or amend any or all agreements under the 2005 Plan to the extent permitted by law. No termination, suspension, or modification of the 2005 Plan will materially and adversely affect any right acquired by a participant before the date of such termination, suspension, or modification. However, any and all adjustments made in response to changes in the capitalization of our company will be conclusively presumed to not adversely affect any rights of award recipients. If we experience a change in capitalization, a fundamental change, or any other relevant change as described in the 2005 Plan, the committee may make appropriate adjustments to the awards in order to prevent enlargement of rights or inappropriate dilution of rights.

FEDERAL TAX CONSIDERATIONS (United States Only)

         This section summarizes the material federal income tax consequences that may result from awards made under the 2005 Plan. Because this is only a summary, issues that are material to a participant may not be discussed. Furthermore, the tax laws are subject to legislative changes and new or revised administrative or judicial interpretations. Participants may also incur foreign, state or local tax consequences that are not discussed in this summary.

         INCENTIVE STOCK OPTIONS. Participants will realize no taxable income, and we will not be entitled to any related deduction, when participants are granted an incentive stock option. If certain statutory employment and holding period conditions are satisfied before a participant disposes of the shares acquired pursuant to the exercise of such an option, then the participant will not realize any taxable income upon the exercise of such an option and we will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss a participant realizes will be a capital gain or loss. We will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

         Except in the event of death, if a recipient disposes of the shares acquired upon exercise of an incentive stock option before the expiration of the statutory holding periods, the recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition in an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the participant will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

         The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

         NON-STATUTORY STOCK OPTIONS. Participants will realize no taxable income, and we will not be entitled to any related deduction, when any nonqualified stock option is granted under the 2005 Plan. Upon exercise of a nonqualified stock option, a participant will realize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by a participant will be taxed as a capital gain or loss.

         STOCK APPRECIATION RIGHTS AND PERFORMANCE UNITS. Generally, participants will realize no income upon the award of a stock appreciation right or performance units. Participants will realize ordinary income, and we will be entitled to a corresponding deduction, when cash or shares are delivered to a participant upon exercise of a stock appreciation right or in payment of the performance unit award. The amount of ordinary income and deduction will be the amount of cash, plus fair market value of the shares received on the date the participant receives them. Upon a subsequent disposition of shares a participant receives, any additional gain or loss a participant realizes will be taxed as capital gain or loss.

         RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. With respect to awards of unrestricted stock, generally (a) participants will realize ordinary income and we will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of the grant.

         Unless a participant files an election to be taxed under Section 83(b) of the Internal Revenue Code of 1986, the following federal tax consequences will generally apply to an award of restricted stock:

         o a participant will not realize income upon the grant of the restricted stock;

         o a participant will realize ordinary income, and we will be entitled to a corresponding deduction, when the restrictions on the participant's stock have been removed or have expired; and

         o the amount of a participant's ordinary income and our deduction will be the fair market value of the stock on the date the restrictions are removed or expire.

         If a participant elects to be taxed under Section 83(b) or if a participant is awarded unrestricted stock, then the tax consequences to the participant and us will be determined as of the date of the grant of the stock, rather than as of the date of the removal or expiration of the restrictions.

         When a participant disposes of restricted or unrestricted stock, the difference between the amount the participant receives upon the disposition and the fair market value of the shares on the date the participant realized ordinary income will be taxed as a capital gain or loss.

         WITHHOLDING. The 2005 Plan permits us to withhold from cash awards, and to require participants to pay us, cash sufficient to cover any required withholding taxes. In lieu of cash, the committee may permit participants to cover withholding obligations through a reduction in the number of shares delivered to participants or through the surrender to us of shares of our Class A Common Stock that a participant owns.

RESTRICTIONS ON TRANSFER OF AWARDS

         Except as provided otherwise in the 2005 Plan, the only person who may exercise an option, stock appreciation right, or receive payments pursuant to performance units or any other award, is the participant who received such award under the 2005 Plan.

         No award of restricted stock (before the expiration of the restrictions), options, stock appreciation rights, performance units or other award, may be sold, assigned, transferred, exchanged or otherwise encumbered, except under the following limited circumstances:

         o transfers or grants to a successor in interest in the event of the participant's death;

         o pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986 or Title 1 of the Employee Retirement Income Security Act of 1974; or

         o the committee specifically authorizes a transfer of the interest in the award where no consideration accompanies the transfer.

         Any attempted transfer not permitted by the 2005 Plan is ineffective. And, where a transfer is authorized, the transferee continues to be subject to the terms and conditions of the award as existed immediately before the transfer.

RESALE CONSIDERATIONS

         Shares of stock acquired under the 2005 Plan by persons other than our affiliates, as defined in Rule 405 under the Securities Act of 1933, may be resold without registration under the Securities Act of 1933. Generally, our affiliates may resell the shares obtained under the 2005 Plan as follows:

         o   in compliance with Rule 144 under the Securities Act of 1933;

         o under an applicable exemption to the registration requirements of the Securities Act of 1933; or

         o in connection with an effective registration statement under the Securities Act of 1933.

         Recipients who are our directors or executive officers or who are directly or indirectly the beneficial owners of more than 10% of any class of equity security that is registered pursuant to Section 12 of the Securities Exchange Act of 1934 must also comply with the reporting and trading requirements of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations of the SEC under that statute.

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information as of December 31, 2004 for our compensation plans under which securities may be issued:


                                   NUMBER OF SECURITIES TO BE         WEIGHTED-AVERAGE          NUMBER OF SECURITIES
                                     ISSUED UPON EXERCISE OF          EXERCISE PRICE OF        REMAINING AVAILABLE FOR
                                      OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,        FUTURE ISSUANCE UNDER
PLAN CATEGORY                          WARRANTS AND RIGHTS           WARRANTS AND RIGHTS      EQUITY COMPENSATION PLANS
-------------                      --------------------------       --------------------      -------------------------
Equity Compensation Plans                       245,850                      $3.90                   614,350
Approved by Securityholders
Equity Compensation Plans
Not Approved by                                   8,000                      $2.60                      -
Securityholders
     Total                                      253,850                      $3.86                   614,350


EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITYHOLDERS

         On July 27, 2000, we made a one-time grant to each of our three non-employee directors of an option to purchase 4,000 shares of our Class A Common Stock. The exercise price was set at 85% of the closing price on the date of the grant ($2.60), and the options vested immediately. During 2004, one director's option to purchase 4,000 shares was forfeited due to his retirement. The remaining options expire on July 27, 2006. These grants were not subject to stockholder approval.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2 TO APPROVE THE 2005 OMNIBUS STOCK PLAN.



                                   PROPOSAL 3
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

PRINCIPAL ACCOUNTING FEES AND SERVICES

         The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2003 and 2004, and fees for other services rendered by KPMG LLP relating to such fiscal years. KPMG LLP has served as our independent auditors since December 1994. Representatives of KPMG LLP are expected to be present at the annual meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.


             DESCRIPTION OF FEES                                         2004                   2003
             -------------------                                      ---------              ---------
             Audit Fees(1)                                            $ 107,200               $ 94,000
             Audit-Related Fees(2)                                        5,800                  6,525
                                                                      ---------              ---------
                     Total Audit and Audit-Related Fees                 113,000                100,525
             Tax Fees:
                 Tax Compliance Fees(3)                                  15,850                  9,530
                 Tax Consultation and Advice Fees                            --                     --
                                                                      ---------              ---------
                     Total Tax Fees                                      15,850                  9,530
             All Other Fees                                                  --                     --
                                                                      ---------              ---------
                     Total                                            $ 128,850              $ 110,055
                                                                      =========              =========

----------


(1) Audit fees in 2003 and 2004 consisted of the annual audit and quarterly reviews of the Company's consolidated financial statements, statutory audit and assistance with and review of documents filed with the SEC.

(2) Audit-related fees in 2003 and 2004 consisted of employee benefit plan audits.

(3) Tax compliance fees in 2003 and 2004 consisted of preparation of federal and state income tax returns.

APPROVAL OF INDEPENDENT AUDITOR SERVICES AND FEES

         Our audit committee maintains a policy pursuant to which it pre-approves all audit, audit-related, tax, and other permissible non-audit services provided by our principal independent auditors in order to assure that the provision of such services is compatible with maintaining the auditors' independence. Under this policy, the audit committee pre-approves, on an annual basis, specific types or categories of engagements constituting audit, audit-related, tax or other permissible non-audit services to be provided by the principal independent auditors. Pre-approval of an engagement for a specific type or category of services generally is provided for up to one year and typically is subject to a budget comprised of a range of anticipated fee amounts for the engagement. Management and the independent auditors are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with the annual pre-approval, and the fees for the services performed to date. To the extent that management believes that a new service or the expansion of a current service provided by the principal independent auditors is necessary or desirable, such new or expanded services are presented to the audit committee for its review and approval prior to the engagement of the principal independent auditors to render such services. No audit-related, tax, or other non-audit services were approved by the audit committee pursuant to the de minimus exception to the pre-approval requirement under Rule 2-01(c)(7)(i)(C) of Regulation S-X during 2004.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3 TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                                  OTHER MATTERS

         The board of directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matters are properly brought before the annual meeting or any adjournment thereof, the proxy holders named in the accompanying form of proxy will have discretionary authority to vote proxies in accordance with their judgment with respect to such matters, unless the person executing any such proxy indicates that such authority is withheld.

         Our 2004 Annual Report to Stockholders, including financial statements, is being mailed with this proxy statement.

         STOCKHOLDERS WHO WISH TO OBTAIN A COPY OF OUR 2004 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SEC, MAY DO SO WITHOUT CHARGE BY WRITING TO SMITHWAY MOTOR XPRESS CORP., C/O CHIEF EXECUTIVE OFFICER, 2031 QUAIL AVENUE, FORT DODGE, IOWA 50501.


                           Smithway Motor Xpress Corp.

                           /s/ G. Larry Owens
                           G. Larry Owens
                           Chairman of the Board, Chief Executive Officer, President, and Secretary

April 15, 2005

                                                                         ANNEX A


                           SMITHWAY MOTOR XPRESS CORP.
                             2005 OMNIBUS STOCK PLAN

         1. PURPOSE. The purpose of the Smithway Motor Xpress Corp. 2005 Omnibus Stock Plan (the "Plan") is to promote the interests of the Company and its stockholders by providing key personnel of the Company and its Affiliates with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of performance and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its Affiliates. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. The Plan is also intended to provide Outside Directors with an opportunity to acquire a proprietary interest in the Company, to compensate Outside Directors, consultants and advisors for their contribution to the Company and to aid in attracting and retaining Outside Directors and qualified consultants and advisors.

         2. DEFINITIONS.


            2.1 GENERAL. The capitalized terms used elsewhere in the Plan have the meanings set forth below.

                           (a) "Affiliate" means any corporation that is a
                  "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Code Sections 424(e) and (f), or any successor provisions.

                           (b) "Agreement" means a written contract (i)
                  consistent with the terms of the Plan entered into between the Company or an Affiliate and a Participant and (ii) containing the terms and conditions of an Award in such form and not inconsistent with the Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and not required as a matter of law.

                           (c) "Award" or "Awards" means a grant made under the
                  Plan in the form of Restricted Stock, Options, Stock Appreciation Rights, Performance Units, Stock or any other stock-based award.

                           (d) "Board" means the Board of Directors of the
                  Company.

                           (e) "Code" means the Internal Revenue Code of 1986,
                  as amended and in effect from time to time or any successor statute.

                           (f) "Committee" means two or more Non-Employee
                  Directors designated by the Board to administer the Plan under
                  Section 3.1 of the Plan and constituted so as to permit grants thereby to comply with Exchange Act Rule 16b-3 and Code
                  Section 162(m).

                           (g) "Company" means Smithway Motor Xpress Corp., a
                  Nevada corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

                           (h) "Effective Date" means the date specified in
                  Section 12.1 of the Plan.

                           (i) "Employee" means an employee (including an
                  officer or director who is also an employee) of the Company or an Affiliate.

                           (j) "Exchange Act" means the Securities Exchange Act
                  of 1934, as amended and in effect from time to time or any successor statute.

                           (k) "Exchange Act Rule 16b-3" means Rule 16b-3
                  promulgated by the Securities and Exchange Commission under the Exchange Act, as now in force and in effect from time to time or any successor regulation.

                           (l) "Fair Market Value" as of any date means, unless
                  otherwise expressly provided in the Plan:

                                    (i) the closing sale price of a Share on the
                           date of grant, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred

                                            (A) on the composite tape for New
                                    York Stock Exchange listed shares, or

                                            (B) if the Shares are not quoted on
                                    the composite tape for New York Stock
                                    Exchange listed shares, on the principal
                                    United States Securities Exchange registered under the Exchange Act on which the Shares are listed, or

                                            (C) if the Shares are not listed on
                                    any such exchange, on the National
                                    Association of Securities Dealers, Inc.
                                    Automated Quotations National Market System or any system then in use, or

                                    (ii) if clause (i) is inapplicable, the mean
                           between the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a closing bid and asked quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or

                                    (iii) if clauses (i) and (ii) are
                           inapplicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation.

                           However, if the applicable securities exchange or
                  system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or Stock Appreciation Right or otherwise, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if this determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with those regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 16 of the Plan.

                           (m) "Fundamental Change" means a dissolution or
                  liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

                           (n) "Incentive Stock Option" means any Option
                  designated as such and granted in accordance with the requirements of Code Section 422 or any successor provision.

                           (o) "Insider" as of a particular date means any
                  person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision.

                           (p) "Non-Employee Director" means a member of the
                  Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3) or its successor provision and an outside director for purposes of Code Section 162(m).

                           (q) "Non-Statutory Stock Option" means an Option
                  other than an Incentive Stock Option.

                           (r) "Option" means a right to purchase Stock,
                  including both Non-Statutory Stock Options and Incentive Stock Options.

                           (s) "Outside Director" means a director who is not an
                  Employee.

                           (t) "Participant" means a person or entity to whom an
                  Award is or has been made in accordance with the Plan.

                           (u) "Performance Cycle" means the period of time as
                  specified in an Agreement over which Performance Units are to be earned.

                           (v) "Performance Units" means an Award made pursuant
                  to Section 11 of the Plan.

                           (w) "Plan" means this 2005 Omnibus Stock Plan, as may
                  be amended and in effect from time to time.

                           (x) "Restricted Stock" means Stock granted under
                  Section 7 of the Plan so long as such Stock remains subject to one or more restrictions.

                           (y) "Section 16" or "Section 16(b)" means Section 16
                  or Section 16(b), respectively, of the Exchange Act or any successor statute and the rules and regulations promulgated thereunder as in effect and as amended from time to time.

                           (z) "Share" means a share of Stock.

                           (aa) "Stock" means the Class A Common Stock, par
                  value $.01 per share, of the Company.

                           (bb) "Stock Appreciation Right" means a right, the
                  value of which is determined in relation to the appreciation in value of Shares pursuant to an Award granted under Section 10 of the Plan.

                           (cc) "Subsidiary" means a "subsidiary corporation,"
                  as that term is defined in Code Section 424(f) or any successor provision.

                           (dd) "Successor" with respect to a Participant means
                  the legal representative of an incompetent Participant, and if the Participant is deceased the estate of the Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash and/or Shares issuable in satisfaction of an Award in the event of the Participant's death.

                           (ee) "Term" means the period during which an Option
                  or Stock Appreciation Right may be exercised or the period during which the restrictions or terms and conditions placed on Restricted Stock or any other Award are in effect.

                           (ff) "Transferee" means any member of the
                  Participant's immediate family (i.e., his or her children, step-children, grandchildren and spouse) or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners.

                  2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

         3. ADMINISTRATION AND INDEMNIFICATION.

            3.1  ADMINISTRATION.

                           (a) The Committee shall administer the Plan. The
                  Committee shall have exclusive power to (i) make Awards, (ii) determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award consistent with the Plan, and (iii) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares or other Awards, or other property or canceled, forfeited or suspended. Each Award shall be subject to an Agreement authorized by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Notwithstanding the foregoing, the Board shall have the sole and exclusive power to administer the Plan with respect to Awards granted to Outside Directors and, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action will control.

                           (b) Solely for purposes of determining and
                  administering Awards to Participants who are not Insiders, the Committee may delegate all or any portion of its authority under the Plan to one or more persons who are not Non-Employee Directors.

                           (c) To the extent within its discretion and subject
                  to Sections 15 and 16 of the Plan, other than price, the Committee may amend the terms and conditions of any outstanding Award.

                           (d) It is the intent that the Plan and all Awards
                  granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.1(d), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Insiders to the extent permitted by law and in the manner deemed advisable by the Committee.

                           (e) The Committee's interpretation of the Plan and of
                  any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee shall have discretionary authority to construe the terms of the Plan and any Award or Agreement made under the Plan.

                  3.2 INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company's expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         4. SHARES AVAILABLE UNDER THE PLAN.

                           (a) The number of Shares available for distribution
                  under the Plan shall not exceed 500,000 (subject to adjustment pursuant to Section 16 of the Plan).

                           (b) Any Shares subject to the terms and conditions of
                  an Award under the Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan; provided however, that Shares with respect to which a Stock Appreciation Right has been exercised whether paid in cash and/or in Shares may not again be awarded under the Plan.

                           (c) Any unexercised or undistributed portion of any
                  terminated, expired, exchanged, or forfeited Award, or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) of the Plan) shall be available for further Awards.

                           (d) For the purposes of computing the total number of
                  Shares granted under the Plan, the following rules shall apply to Awards payable in Shares where appropriate:

                                    (i) each Option shall be deemed to be the
                           equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;

                                    (ii) an Award (other than an Option) payable
                           in some other security shall be deemed to be equal to the number of Shares to which it relates;

                                    (iii) where the number of Shares available
                           under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award; and

                                    (iv) where two or more types of Awards (all
                           of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, each such joint Award shall be deemed to be the equivalent of the maximum number of Shares available under the largest single Award.

                           Additional rules for determining the number of Shares
                  granted under the Plan may be made by the Committee as it deems necessary or desirable.

                           (e) No fractional Shares may be issued under the
                  Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.

                           (f) The maximum number of Shares that may be awarded
                  to a Participant in any calendar year in the form of Options is 250,000 and the maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Stock Appreciation Rights is 250,000.

         5. ELIGIBILITY. Participation in the Plan shall be limited to Employees and to individuals or entities who are not Employees but who provide services to the Company or an Affiliate, including services provided in the capacity of a consultant, advisor or director. The granting of Awards is solely at the discretion of the Committee, except that Incentive Stock Options may only be granted to Employees. References herein to "employed," "employment" or similar terms (except "Employee") shall include the providing of services in any capacity or as a director or director emeritus. Neither the transfer of employment of a Participant between any of the Company or its Affiliates, nor a leave of absence granted to such Participant and approved by the Committee, shall be deemed a termination of employment for purposes of the Plan.

         6. GENERAL TERMS OF AWARDS.

                  6.1 AMOUNT OF AWARD. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Units subject to the Agreement, or the number of Shares to which the Option subject to the Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to the Agreement is to be determined, as the case may be, together with such other terms and conditions applicable to the Award as determined by the Committee acting in its sole discretion.

                  6.2 Term. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award or the Performance Cycle for the Performance Units, as the case may be. Acceleration of the expiration of the applicable Term is permitted, upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration in the event of the Participant's death or retirement. Acceleration of the Performance Cycle of the Performance Units will be subject to Section 11.2 of the Plan.

                  6.3 TRANSFERABILITY. Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant's legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to Performance Units or any other Award. No Award of Restricted Stock (before the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Units or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a Successor in the event of a Participant's death or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder; any attempted transfer in violation of this Section 6.3 shall be of no effect. Notwithstanding the immediately preceding sentence, the Committee, in an Agreement or otherwise at its discretion, may provide that the Award (other than Incentive Stock Options) may be transferable to a Transferee if the Participant does not receive any consideration for the transfer. Any Award held by a Transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof to the Transferee. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death, disability or termination of employment of a Participant, the references to "Participant" shall mean the original grantee of an Award and not any Transferee.

                  6.4 TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Committee or provided by the Committee in an Agreement, in case of a Participant's termination of employment, the following provisions shall apply:

                           (a) OPTIONS AND STOCK APPRECIATION RIGHTS.

                                    (i) If a Participant's employment or other
                           relationship with the Company and its Affiliates terminates because of the Participant's death, then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for one year after Participant's death, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to Participant's death.

                                    (ii) If a Participant's employment or other
                           relationship with the Company and its Affiliates terminates because the Participant is disabled (within the meaning of Section 22(e)(3) of the Code), then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for one year after Participant's termination of employment or other relationship with the Company resulting from Participant's disability, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant's termination of employment or other relationship with the Company resulting from Participant's disability.

                                    (iii) If a Participant's employment
                           employment or other relationship with the Company and its Affiliates terminates for any reason other than death or disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for three months after termination of the Participant's employment or other relationship with the Company, whichever occurs later, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant's termination of employment or other relationship with the Company.

                                    (iv) Notwithstanding Sections 6.4(a)(i),
                           (ii) and (iii) of the Plan, in no event shall an Option or a Stock Appreciation Right be exercisable after the expiration of the Term of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in Sections
                           6.4 (i), (ii) and (iii) of the Plan, except as otherwise provided by the Committee in the Agreement, shall terminate as of the end of the periods described in such Sections.

                           (b) PERFORMANCE UNITS. If a Participant's employment
                  or other relationship with the Company and its Affiliates terminates during a Performance Cycle because of death or disability, or under other circumstances provided by the Committee in its discretion in the Agreement or otherwise, the Participant, unless the Committee shall otherwise provide in the Agreement, shall be entitled to a payment with respect to the Performance Units at the end of the Performance Cycle based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Cycle) and prorated for the portion of the Performance Cycle during which the Participant was employed by the Company or its Affiliates. Except as provided in this Section 6.4(b) or in the Agreement, if a Participant's employment or other relationship with the Company and its Affiliates terminates during a Performance Cycle, then such Participant shall not be entitled to any payment with respect to that Performance Cycle.

                           (c) RESTRICTED STOCK AWARDS. Unless otherwise
                  provided in the Agreement, in case of a Participant's death or disability, the Participant shall be entitled to receive a number of Shares of Restricted Stock under outstanding Awards that has been prorated for the portion of the Term of the Awards during which the Participant was employed by the Company and its Affiliates, and, with respect to such Shares, all restrictions shall lapse. Any Shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant's termination of employment and such Shares of Restricted Stock shall be forfeited to the Company

                  6.5 RIGHTS AS STOCKHOLDER. Each Agreement shall provide that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

         7. RESTRICTED STOCK AWARDS.

                           (a) An Award of Restricted Stock under the Plan shall
                  consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine.

                           (b) Except as otherwise provided in the applicable
                  Agreement, each Stock certificate issued with respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement.

                           (c) The Agreement shall describe the terms and
                  conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or a Successor or Transferee.

                           (d) A Participant or a Transferee with a Restricted
                  Stock Award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

                           (e) No more than 250,000 of the total number of
                  Shares available for Awards under the Plan shall be issued during the term of the Plan as Restricted Stock. This limitation shall be calculated pursuant to the applicable provisions of Sections 4 and 16 of the Plan.

         8. OTHER AWARDS. The Committee may from time to time grant Stock and other Awards under the Plan including, without limitation, those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee may, at its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate. No more than 250,000 of the total number of Shares available for Awards under the Plan shall be issued during the term of the Plan in the form of Stock without restrictions.

         9. STOCK OPTIONS.

                  9.1 TERMS OF ALL OPTIONS.

                           (a) An Option shall be granted pursuant to an
                  Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted (except as provided in Sections 9.2 and 19 of the Plan or as otherwise determined by the Committee in its discretion).

                           (b) The purchase price of the Shares with respect to
                  which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale as payment of the purchase price of the Shares. The purchase price may be payable in cash, by delivery or tender of Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option, or a combination thereof, as determined by the Committee, but no fractional Shares will be issued or accepted. Provided, however, that a Participant exercising an Option shall not be permitted to pay any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company.

                           (c) The Committee may provide, in an Agreement or
                  otherwise, that a Participant who exercises an Option and pays the Option price in whole or in part with Shares then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Shares that have been owned by the Participant for at least the preceding 180 days.

                           (d) Each Option shall be exercisable in whole or in
                  part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after the expiration of its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

                  9.2 INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

                           (a) the purchase price of each Share subject to an
                  Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share as of the date the Incentive Stock Option is granted if this limitation is necessary to qualify the Option as an Incentive Stock Option (except as provided in Section 19 of the Plan);

                           (b) the aggregate Fair Market Value (determined as of
                  the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under the Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option and to the extent any Option granted to a Participant exceeds this limit the Option shall be treated as a Non-Statutory Stock Option;

                           (c) an Incentive Stock Option shall not be
                  exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option;

                           (d) the Agreement covering an Incentive Stock Option
                  shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock Option; and

                           (e) notwithstanding any other provision of the Plan
                  to the contrary, no Participant may receive an Incentive Stock Option under the Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Code Section 424(d), or its successor provision), Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the date of grant and (ii) that Option is not exercisable after the date five years from the date that Incentive Stock Option is granted.

         10. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant (or a Successor or Transferee), subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price that shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with part or all of, in addition to, or completely independent of an Option or any other Award under the Plan. If issued in connection with a previously or contemporaneously granted Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels a pro rata portion of the Option with which it is connected and vice versa. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after the expiration of its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant or a Successor or Transferee shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

         11. PERFORMANCE UNITS.

                  11.1 INITIAL AWARD.

                           (a) An Award of Performance Units under the Plan
                  shall entitle the Participant or a Successor or Transferee to future payments of cash, Shares or a combination of cash and Shares, as determined by the Committee, based upon the achievement of pre-established performance targets. These performance targets may, but need not, include, without limitation, targets relating to one or more of the Company's or a group's, unit's, Affiliate's or an individual's performance. The Agreement may establish that a portion of a Participant's Award will be paid for performance that exceeds the minimum target but falls below the maximum target applicable to the Award. The Agreement shall also provide for the timing of the payment.

                           (b) Following the conclusion or acceleration of each
                  Performance Cycle, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to the Performance Cycle have been satisfied and (iii) payment is due with respect to an Award of Performance Units.

                  11.2 ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant, upon the occurrence of certain events, which may, but need not include, without limitation, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant's title or employment responsibilities, the Participant's death or retirement or, with respect to payments in Shares with respect to Performance Units, a reclassification, stock dividend, stock split or stock combination as provided in Plan Section 16. The Agreement also may provide for a limitation on the value of an Award of Performance Units that a Participant may receive.

         12. EFFECTIVE DATE AND DURATION OF THE PLAN.

                  12.1 EFFECTIVE DATE. Upon its adoption by the Board, the Plan shall be submitted for approval by the stockholders of the Company and shall be effective as of the date of such approval.

                  12.2 DURATION OF THE PLAN. The Plan shall remain in effect until all Stock subject to it shall be distributed, all Awards have expired or lapsed, the Plan is terminated pursuant to Section 15 of the Plan or the tenth anniversary of the Effective Date (the "Termination Date"); provided, however, that Awards made before the Termination Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise. No Award of an Incentive Stock Option shall be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which the Award is made or granted.

         13. PLAN DOES NOT AFFECT EMPLOYMENT STATUS.

                           (a) Status as an eligible Employee shall not be
                  construed as a commitment that any Award will be made under the Plan to that eligible Employee or to eligible Employees generally.

                           (b) Nothing in the Plan or in any Agreement or
                  related documents shall confer upon any Employee or Participant any right to continue in the employment of the Company or any Affiliate or constitute any contract of employment or affect any right that the Company or any Affiliate may have to change such person's compensation, other benefits, job responsibilities, or title, or to terminate the employment of such person with or without cause.

         14. TAX WITHHOLDING. The Company shall have the right to withhold from any cash payment under the Plan to a Participant or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings through a reduction of the number of Shares delivered or delivery or tender return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

         15. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN.

                           (a) The Board may at any time and from time to time
                  terminate, suspend or modify the Plan. Except as limited in
                  (b) below, the Committee may at any time alter or amend any or all Agreements under the Plan to the extent permitted by law.

                           (b) No termination, suspension, or modification of
                  the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 16 of the Plan does not adversely affect these rights.

         16. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Subject to any required action by the Company's stockholders, appropriate adjustments, so as to prevent enlargement of rights or inappropriate dilution -- (i) in the aggregate number and type of Shares available for Awards under the Plan, (ii) in the limitations on the number of Shares that may be issued to an individual Participant as an Option or a Stock Appreciation Right in any calendar year or that may be issued in the form of Restricted Stock or Shares without restrictions, (iii) in the number and type of Shares and amount of cash subject to Awards then outstanding, and (iv) in the Option price as to any outstanding Options -- may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 17 of the Plan), recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

         17. FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

                           (a) if the Fundamental Change is a merger or
                  consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or

                           (b) at least ten days before the occurrence of the
                  Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately before the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 10 of the Plan, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 17(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised before the Fundamental Change shall be canceled at the time of, or immediately before, the Fundamental

                  Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this
                  Section 17(b) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the stockholders of the Company upon the occurrence of the Fundamental Change.

         18. FORFEITURES. An Agreement may provide that if a Participant has received or been entitled to payment of cash, delivery of Shares, or a combination thereof pursuant to an Award within six months before the Participant's termination of employment with the Company and its Affiliates, the Committee, in its sole discretion, may require the Participant to return or forfeit the cash and/or Shares received with respect to the Award (or its economic value as of (i) the date of the exercise of Options or Stock Appreciation Rights, (ii) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Shares without restrictions or (iii) the date on which the right of the Participant to payment with respect to Performance Units vests, as the case may be) in the event of certain occurrences specified in the Agreement. The Committee's right to require forfeiture must be exercised within 90 days after discovery of such an occurrence but in no event later than 15 months after the Participant's termination of employment with the Company and its Affiliates. The occurrences may, but need not, include competition with the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies of the Company or any Affiliate or any other occurrence specified in the Agreement within the period or periods of time specified in the Agreement.

         19. CORPORATE MERGERS, ACQUISITIONS, ETC. The Committee may also grant Options, Stock Appreciation Rights, Restricted Stock or other Awards under the Plan in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a Subsidiary is a party. The terms and conditions of the substitute Awards may vary from the terms and conditions set forth in the Plan to the extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

         20. UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor or Transferee. To the extent any person acquires a right to receive an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

         21. LIMITS OF LIABILITY.

                           (a) Any liability of the Company to any Participant
                  with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

                           (b) Except as may be required by law, neither the
                  Company nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

         22. COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS. No certificate for Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at the time, be listed.

         23. DEFERRALS AND SETTLEMENTS. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

         24. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

         25. BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at his or her death is permitted under an Agreement, a Participant's Award shall be transferable at death to the estate or to the person who acquires the right to succeed to the Award by bequest or inheritance.

         26. REQUIREMENTS OF LAW.

                           (a) To the extent that federal laws do not otherwise
                  control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Iowa without regard to its conflicts-of-law principles and shall be construed accordingly.

                           (b) If any provision of the Plan shall be held
                  illegal or invalid for any reason, the illegality or invalidity shall not effect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                                      PROXY
                           SMITHWAY MOTOR XPRESS CORP.
              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 13, 2005
          SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned holder(s) of Class A and/or Class B Common Stock (individually or together referred to as "Common Stock") of Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), hereby appoint(s) G. Larry Owens and Douglas C. Sandvig, and each or either of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock that the undersigned are entitled to vote at the annual meeting of Stockholders of the Company to be held at the Company's Headquarters, 2031 Quail Avenue, Fort Dodge, Iowa 50501, on Friday, May 13, 2005, 10:00 a.m. Central Time, and at any adjournment thereof, as follows:

1.  Election of Directors     [  ] FOR all nominees listed below               [ ] WITHHOLD AUTHORITY
                                   (except as marked to the contrary below)          to vote for all nominees listed
                                                                                     below


INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the individual's name below.

         Terry G. Christenberry
         Labh S. Hira
         Herbert D. Ihle
         G. Larry Owens
         Marlys L. Smith

2. Approval of the Smithway Motor Xpress Corp. 2005 Omnibus Stock Plan that authorizes the issuance under the plan of up to 500,000 shares of our Class A Common Stock.

     [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

3. Approval of the proposal to ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2005.

     [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

4. In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

          [ ] GRANT AUTHORITY to vote        [ ] WITHHOLD AUTHORITY to vote

A vote FOR Proposals 1, 2 and 3, and granting the proxies discretionary authority, is recommended by the board of directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, the proxy will be voted "FOR" Proposals 1, 2 and 3, and, at the discretion of the proxy holder, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked "Abstain" are counted only for purposes of determining whether a quorum is present at the meeting.


                                        Dated
                                              ----------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                                                    Signature(s)

                                        Please date and sign exactly as name(s)
                                        appear(s) on your Common Stock
                                        certificate(s). If shares are held
                                        jointly, each owner should sign this
                                        proxy. If acting as an executor,
                                        administrator, trustee, custodian,
                                        guardian, etc., you should so indicate
                                        in signing. If the stockholder is a
                                        corporation or other business entity,
                                        the proxy should indicate the full legal name of the corporation or entity, and be signed by a duly authorized officer (indicating his or her position).